UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2012

DIVINE SKIN, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 Meridian Avenue, Suite 301

Miami Beach, Florida, Florida 33139

(Address of principal executive offices) (Zip Code)

(888) 404-7770

Registrant’s telephone number, including area code

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective October 29, 2012 (the “Effective Date”), the Company, through its wholly-owned subsidiary Nutra Origin Inc., entered into a license agreement with LBK Group, Inc. to become the exclusive licensee of certain nutraceutical supplements and related intellectual property primarily under the brand “Nutra Origin”.  Under the terms of the agreement the Company has obtained an exclusive license for a period of ten years unless earlier terminated by either party in the event of default as defined under the agreement. In addition, commencing 36-months from the Effective Date, the Company may terminate the agreement without cause or penalty upon 60-days written notice to LBK. In consideration for the exclusive license, on the Effective Date, the Company issued LBK 7% of the issued and outstanding capital stock of Nutra Origin Inc. and paid LBK a fee of $94,307, representing fees payable to LBK under prior distribution arrangements between the parties. From the Effective Date and through May 15, 2013, the Company shall pay LBK a fee of $7,500 per month; from May 15, 2013 through the remainder of the term of the agreement, the Company shall pay LBK a fee of $8,500 per month; and in the event that the Company’s sales of the Nutra Origin products exceed $5,000,000 per annum, then such monthly fee shall increase to $15,000 per month.

In connection with the license agreement, the Company, on the Effective Date, entered into a purchase agreement with LBK and acquired certain inventory, primarily consisting of Nutra Origin products, in consideration of $50,000, payable in shares of the Company’s common stock, the price per share determined by the closing price of the Company’s common stock as reported on the OTC Markets on the date immediately preceding the Effective Date. As such, the Company issued LBK 153,846 shares of restricted common stock of the Company.

The license agreement and purchase agreement are incorporated herein by reference and are filed as exhibits to this Form 8-K. The description of the transactions contemplated by the agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

10.1	License Agreement dated October 29, 2012

10.2	Purchase Agreement dated October 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVINE SKIN, INC.

Date: November 1, 2012	By:	/s/ Daniel Khesin
	Name:	Daniel Khesin
	Title:	Chief Executive Officer